================================================================================




                               ------------------
                               SEMI-ANNUAL REPORT
                               ------------------
                                  June 30, 1997
                               ------------------




                                   Value Line
                                Leveraged Growth
                                 Investors, Inc.




                                     [LOGO]

Value Line Leveraged Growth Investors, Inc.


                                                     To Our Value Line Leveraged
--------------------------------------------------------------------------------

To Our Shareholders

We are pleased to report that your Fund has been making progress relative to the broad markets. Though performance through June lagged the market indexes, we have seen a definite improvement in investment results since the spring, as described later in this letter.

As you can see from the accompanying table, the most difficult relative performance occurred in the first quarter. During that period, the big "household name" stocks that make up the Standard & Poor's 500 and other popular indexes generally did well, while the smaller, more speculative names-especially in the technology sector, where the Fund has a sizable exposure-met one setback after another. Part of the problem was that investors had previously accumulated large gains in these technology stocks, and concerns about the economy or the health of the personal-computer market provoked waves of panic selling by holders seeking to lock in those profits; the selling extended even to the stocks of companies that have excellent longer-term prospects. When the dust settled on the first quarter, the Fund generated a loss of nearly 6.5%, while the S&P 500 posted a modest gain.

                                                          Leveraged
                                                           Growth*     S&P 500*
                                                          --------      -------
First Quarter......................................        -6.44%         2.67%
Second Quarter.....................................        18.83%        17.46%
Six Months.........................................        11.17%        20.59%

----------
*    Includes reinvested dividends.

The tide began to turn in the second quarter. While the broad market continued to edge upward, many of the stocks that had lagged early in the year went into overdrive, and the Fund's second-quarter total return beat the benchmark by more than one full percentage point. Given the performance gap that opened up in the January-March interval, however, the year-to-date comparison remains unfavorable.

We are optimistic that the balance of 1997 will continue the trends established in the second quarter. Company earnings have been in line with or ahead of expectations, and many of the stocks in which the Fund has a concentration (including technology, health care, and financial services) have been stellar performers. We believe that it is entirely possible to surpass the performance of the S&P 500 by the end of the year.

Though equity market indexes are near all-time high levels, we remain bullish on the prospects for the U.S. stock market. We are in a very favorable economic environment (see our Economic Observations nearby). A large-scale demographic shift favoring investment over consumption is under way as the baby-boom generation prepares for retirement, and global competition is operating to the benefit of American corporations. All of these factors suggest continuing progress for stock investors, though they will undoubtedly encounter some pullbacks and consolidations along the way.

We appreciate your confidence in Value Line, and we will make every effort to surpass the S&P 500 by the end of the year.

                                   Sincerely,



                                   /s/ Jean Bernhard Buttner
                                   Jean Bernhard Buttner
                                   Chairman and President

August 26, 1997

--------------------------------------------------------------------------------
2

                                     Value Line Leveraged Growth Investors, Inc.


Growth Investors Shareholders
--------------------------------------------------------------------------------

Economic Observations

The economy continues to push ahead, with such important indicators as the level of manufacturing activity and the rate of employment growth exhibiting a reasonably good degree of strength. Such trends, and a continuing healthy level of consumer confidence, suggest that growth will average 2.5%-3.0% during the closing half of the year. Thereafter, we would expect the expansion pace to moderate somewhat, with real, inflation-adjusted GDP growth holding in the range of 2.0%-2.5% in 1998.

Inflation, meanwhile, continues to be remarkably subdued. This healthy pricing trend, which is all the more impressive given the longevity of the business upcycle, is, moreover, unlikely to change dramatically in the months ahead. Underscoring our optimism in this area is the recent hammering out of a budget package (which should reduce the government's need to borrow to finance the deficit) and the fact that there is still a lack of serious shortages on either the labor or the raw-materials fronts.

Interest rates, meantime, reflecting the current, relatively moderate pace of economic growth and the subdued pricing structure, are unlikely to increase much over the next few months. Nevertheless, we caution that given the seeming resiliency of the business expansion, an inflation-wary Federal Reserve will probably not shy away from tightening the monetary reins if the present pricing stability gives way. And an upward move in rates, if sufficiently pronounced, would be poorly recieved, in our opinion, by both the stock and the bond markets and, as well, by the U.S. economy down the road. The recent increase in volatility in the financial markets suggests that many are now questioning whether the current, benign environment can last much longer. We think a cautious investment strategy is now in order.

*Performance Data:
                                                                      Growth
                                                         Average    an Assumed
                                                         Annual    Investment of
                                                      Total Return    $10,000
                                                        ---------    ---------
 1 year ended 6/30/97.............................        22.44%       $12,244
 5 years ended 6/30/97............................        19.25%       $24,120
10 years ended 6/30/97............................        13.06%       $34,135

* The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of $10,000 include dividends reinvested and capital-gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost.

--------------------------------------------------------------------------------
                                                                               3

Value Line Leveraged Growth Investors, Inc.


Portfolio Highlights at June 30, 1997 (unaudited)
--------------------------------------------------------------------------------

Ten Largest Holdings

                                                                                  Value       Percentage of
Issue                                                             Shares     (in thousands)    Net Assets
-----------------------------------------------------------------------------------------------------------

Dell Computer Corp. ..........................................    120,000        $14,092          3.6%
SunAmerica Inc. ..............................................    270,000         13,163          3.4
EMC Corp. ....................................................    300,000         11,700          3.0
Intel Corp. ..................................................     70,000          9,927          2.5
Gillette Co. .................................................    100,000          9,475          2.4
Coca-Cola Co. ................................................    140,000          9,450          2.4
Deere & Co. ..................................................    170,000          9,329          2.4
Fifth Third Bancorp. .........................................    113,000          9,273          2.4
Microsoft Corp. ..............................................     70,000          8,846          2.3
Citicorp .....................................................     70,000          8,439          2.2

Five Largest Industry Categories
                                                                   Value      Percentage of
Industry                                                      (in thousands)   Net Assets
-----------------------------------------------------------------------------------------------------------

Computer & Peripherals .......................................    $39,380         10.0%
Computer Software & Services .................................     32,900          8.4
Telecommunications Equipment .................................     29,182          7.4
Drug .........................................................     23,822          6.1
Medical Supplies .............................................     22,817          5.8

Five Largest Net Security Purchases*
                                                                   Cost
Issue                                                         (in thousands)
-----------------------------------------------------------------------------------------------------------

Ascend Communications, Inc. ..................................    $ 4,637
Merck & Co., Inc. ............................................      4,286
Procter & Gamble Co. .........................................      4,163
Tidewater, Inc. ..............................................      4,143
Western Atlas, Inc. ..........................................      4,127

Five Largest Net Security Sales*

                                                                 Proceeds
Issue                                                         (in thousands)
-----------------------------------------------------------------------------------------------------------

CUC International, Inc. ......................................    $ 7,260
First Data Corp. .............................................      7,041
Green Tree Financial Corp. ...................................      5,770
Hilton Hotels Corp. ..........................................      4,579
Danka Business Systems PLC (ADR) .............................      4,569

* For the six month period ended 06/30/97

--------------------------------------------------------------------------------
4

                                     Value Line Leveraged Growth Investors, Inc.


Schedule of Investments                                June 30, 1997 (unaudited)
--------------------------------------------------------------------------------

                                                                       Value
       Shares                                                     (in thousands)
--------------------------------------------------------------------------------

COMMON STOCKS (99.8%)

                ADVERTISING (1.6%)
     100,000    Omnicom Group, Inc. ...........................         $ 6,163

                AEROSPACE/
                  DEFENSE (1.6%)
      90,000    McDonnell Douglas Corp. .......................           6,165

                AUTO & TRUCK (1.4%)
     100,000    Ford Motor Co. ................................           3,775
      40,000    Paccar, Inc. ..................................           1,858
                                                                       --------
                                                                          5,633

                BANK (3.8%)
      90,000    BankBoston Corp. ..............................           6,486
      70,000    Citicorp ......................................           8,439
                                                                       --------
                                                                         14,925

                BANK-MIDWEST (3.6%)
     113,000    Fifth Third Bancorp ...........................           9,273
      85,000    Norwest Corp. .................................           4,781
                                                                       --------
                                                                         14,054

                BEVERAGE-
                  SOFT DRINK (2.4%)
     140,000    Coca-Cola Co. .................................           9,450

                CHEMICAL-BASIC (1.6%)
      23,500    Du Pont (E.I.)  de Nemours
                    & Co., Inc. ...............................           1,477
     110,000    Monsanto Co. ..................................           4,737
                                                                       --------
                                                                          6,214

                CHEMICAL-
                  SPECIALTY (1.7%)
     120,000    Praxair, Inc. .................................           6,720

                COMPUTER &
                  PERIPHERALS (10.0%)
      50,000    Adaptec, Inc.* ................................         $ 1,738
     110,000    Cisco Systems, Inc.* ..........................           7,384
      15,000    Compaq Computer Corp.* ........................           1,489
     120,000    Dell Computer Corp.* ..........................          14,092
     300,000    EMC Corp.* ....................................          11,700
      80,000    Sun Microsystems, Inc.* .......................           2,977
                                                                       --------
                                                                         39,380
                COMPUTER SOFTWARE
                  & SERVICES (8.4%)
     126,000    Computer Associates
                    International, Inc. .......................           7,017
      75,000    Fiserv Inc.* ..................................           3,347
      42,000    McAfee Associates Inc.* .......................           2,651
      70,000    Microsoft Corp.* ..............................           8,846
     160,000    Oracle Systems Corp.* .........................           8,060
      70,000    Parametric Technology Corp.* ..................           2,979
                                                                       --------
                                                                         32,900
                DIVERSIFIED
                  COMPANIES (2.0%)
      17,500    AlliedSignal, Inc. ............................           1,470
     100,000    Danaher Corp. .................................           5,081
      17,000    United Technologies Corp. ....................            1,411
                                                                       --------
                                                                          7,962
                DRUG (6.1%)
      90,000    Amgen Inc.* ...................................           5,231
      13,300    Lilly (Eli) & Co. .............................           1,454
      50,000    Merck & Co., Inc. .............................           5,175
      36,000    Pfizer, Inc. ..................................           4,302
     160,000    Schering-Plough Corp. .........................           7,660
                                                                       --------
                                                                         23,822
                FINANCIAL SERVICES
                  (2.8%)
      40,000    FINOVA Group, Inc. (The) ......................           3,060
      60,000    Franklin Resources, Inc. ......................           4,354
     130,000    Money Store, Inc. (The) .......................           3,729
                                                                       --------
                                                                         11,143

--------------------------------------------------------------------------------
                                                                               5

Value Line Leveraged Growth Investors, Inc.


Schedule of Investments
--------------------------------------------------------------------------------

                                                                       Value
       Shares                                                     (in thousands)
--------------------------------------------------------------------------------

                FOOD PROCESSING (0.4%)
      30,000    Campbell Soup Co. .............................         $ 1,500

                HEALTHCARE
                  INFORMATION
                  SYSTEMS (1.8%)
     100,000    HBO & Co. .....................................           6,888

                HOUSEHOLD
                  PRODUCTS (1.1%)
      30,000    Procter & Gamble Co. ..........................           4,237

                INDUSTRIAL SERVICES
                  (1.4%)
     100,000    AccuStaff Inc.* ...............................           2,369
      65,000    Robert Half International, Inc.* ..............           3,059
                                                                       --------
                                                                          5,428

                INSURANCE-
                  DIVERSIFIED (1.8%)
      10,000    American International
                    Group, Inc. ...............................           1,494
     120,000    MGIC Investment Corp. .........................           5,752
                                                                       --------
                                                                          7,246

                INSURANCE-LIFE (3.4%)
     270,000    SunAmerica Inc. ...............................          13,163

                MACHINERY (2.7%)
      13,500    Caterpillar, Inc. .............................           1,449
     170,000    Deere & Co. ...................................           9,329
                                                                       --------
                                                                         10,778

                MEDICAL SERVICES (1.9%)
      80,000    Omnicare, Inc. ................................           2,510
      70,000    Oxford Health Plans, Inc.* ....................           5,022
                                                                       --------
                                                                          7,532

                MEDICAL SUPPLIES (5.8%)
      21,300    Abbott Laboratories ...........................         $ 1,422
      40,000    Boston Scientific Corp.* ......................           2,458
      27,000    Guidant Corp. .................................           2,295
     100,000    Johnson & Johnson .............................           6,437
      80,000    Medtronic, Inc. ...............................           6,480
     100,000    United States Surgical Corp. ..................           3,725
                                                                       --------
                                                                         22,817

                OFFICE EQUIPMENT
                  & SUPPLIES (1.1%)
     185,625    Staples, Inc.* ................................           4,316

                OILFIELD SERVICES/
                  EQUIPMENT (5.3%)
      65,000    BJ Services Co.* ..............................           3,486
      70,000    Smith International, Inc.* ....................           4,253
      95,000    Tidewater, Inc. ...............................           4,180
      60,000    Transocean Offshore, Inc. .....................           4,357
      60,000    Western Atlas, Inc.* ..........................           4,395
                                                                       --------
                                                                         20,671

                PACKAGING &
                  CONTAINER (0.5%)
      60,000    Owens-Illinois, Inc.* .........................           1,860

                RAILROAD (0.9%)
      95,000    Wisconsin Central
                    Transportion Corp.* .......................           3,539

                RECREATION (2.0%)
     160,000    Harley-Davidson, Inc. .........................           7,670

                RETAIL BUILDING
                  SUPPLY (1.4%)
      80,000    Home Depot, Inc. ..............................           5,515

--------------------------------------------------------------------------------
6

                                     Value Line Leveraged Growth Investors, Inc.


                                                       June 30, 1997 (unaudited)
--------------------------------------------------------------------------------

                                                                       Value
       Shares                                                     (in thousands)
--------------------------------------------------------------------------------
                RETAIL-SPECIAL LINES
                  (2.9%)
     220,000    CompUSA, Inc.* ................................         $ 4,730
     120,000    Gap, Inc. .....................................           4,665
      45,000    Tiffany & Co. .................................           2,078
                                                                       --------
                                                                         11,473

                RETAIL STORE (3.0%)
     175,781    Dollar General Corp. ..........................           6,592
      70,000    Kohl's Corp.* .................................           3,706
      55,000    Shopko Stores, Inc.* ..........................           1,402
                                                                       --------
                                                                         11,700

                SEMICONDUCTOR (2.5%)
      70,000    Intel Corp. ...................................           9,927

                SHOE (1.6%)
      70,000    NIKE, Inc. Class "B" ..........................           4,087
      67,500    Wolverine World Wide, Inc. ....................           2,050
                                                                       --------
                                                                          6,137

                TELECOMMUNICATIONS
                  EQUIPMENT (7.4%)
     200,000    ADC Telecommunications, Inc.* .................           6,675
     101,250    Andrew Corp.* .................................           2,848
      65,000    Ascend Communications, Inc.* ..................           2,559
     260,000    Loral Space &
                    Communications Ltd* .......................           3,900
     175,000    Newbridge Networks Corp.* .....................           7,613
     100,000    Tellabs, Inc.* ................................           5,587
                                                                       --------
                                                                         29,182

                TELECOMMUNICATION
                  SERVICES (1.5%)
      53,000    AirTouch Communications, Inc.* ...............            1,451
      70,000    Cincinnati Bell, Inc. .........................           2,205
      65,000    WorldCom, Inc.* ...............................           2,080
                                                                       --------
                                                                          5,736

   Shares or                                                           Value
   Principal                                                      (in thousands)
    Amounts                                                         except per
(in thousands)                                                     share amount)
--------------------------------------------------------------------------------
                TOILETRIES/COSMETICS
                  (2.4%)
     100,000    Gillette Co. ..................................         $ 9,475
                                                                       --------
                TOTAL COMMON STOCKS
                    AND TOTAL
                    INVESTMENT
                    SECURITIES (99.8%)
                    (Cost $216,820,000) .......................         391,321
                                                                       --------

SHORT-TERM INVESTMENTS (0.9%)

                U.S. TREASURY
                  OBLIGATIONS (0.4%)
      $1,600    U.S. Treasury Bills 5.185%,
                    12/11/97 ..................................           1,562

                REPURCHASE
                  AGREEMENT (0.5%)
                  (including accrued interest)
       1,800    Collateralized by $1,470,000
                    U.S. Treasury Notes 11 5/8%,
                    due 11/15/02, with a value of
                    $1,840,000 (with Morgan
                    Stanley & Co., Inc. 5.70%,
                    dated 6/30/97, due 7/1/97,
                    delivery value of $1,800,000) .............           1,800
                                                                       --------
                TOTAL SHORT-TERM
                    INVESTMENTS
                    (Cost $3,362,000) .........................           3,362
                                                                       --------
EXCESS OF LIABILITIES OVER
  CASH AND RECEIVABLES (-0.7%) ................................          (2,629)
                                                                       --------
NET ASSETS (100%)   ...........................................        $392,054
                                                                       ========
NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER
OUTSTANDING SHARE
($392,054,000 / 11,190,967 shares of
capital stock outstanding) ....................................         $ 35.03
                                                                       ========

*    Non-income producing

See Notes to Financial Statements.


--------------------------------------------------------------------------------
                                                                               7

Value Line Leveraged Growth Investors, Inc.

Statements of Assets
and Liabilities at June 30, 1997 (unaudited)
--------------------------------------------------------------------------------

                                                                    Dollars
                                                                 (in thousands
                                                                  except per
                                                                 share amount)
                                                                 -------------
Assets:
Investment securities, at value
  (Cost--$216,820)...........................................         $391,321
Short-term investments (Cost--$3,362) .......................            3,362
Cash .......................................................                57
Receivable for securities sold .............................            13,577
Dividends receivable .......................................               193
Receivable for capital shares sold..........................                68
                                                                      --------
      Total Assets .........................................           408,578
                                                                      --------
Liabilities:
Payable for securities purchased ...........................            16,116
Payable for capital shares repurchased .....................                56
Accrued expenses:
  Advisory fee .............................................               241
  Other ....................................................               111
                                                                      --------
      Total Liabilities ....................................            16,524
                                                                      --------
Net Assets .................................................          $392,054
                                                                      ========
Net Assets consist of:
Capital stock, at $1.00 par value
  (authorized 50,000,000,
  outstanding 11,190,967 shares)............................          $ 11,191
Additional paid-in capital .................................           180,526
Accumulated net investment loss ............................              (351)
Accumulated net realized gain on
  investments ..............................................            26,187
Unrealized net appreciation of
  investments...............................................           174,501
                                                                      --------
Net Assets .................................................          $392,054
                                                                      ========
Net Asset Value, Offering and
  Redemption Price per
  Outstanding Share
  ($392,054,000 / 11,190,967
  shares outstanding) ......................................           $ 35.03
                                                                      ========


Statement of Operations
for the six months ended June 30, 1997 (unaudited)
--------------------------------------------------------------------------------

                                                                     Dollars
                                                                 (in thousands)
                                                                   -----------
Investment Income:
Dividends ..................................................          $ 1,056
Interest ...................................................              179
                                                                      -------
      Total Income .........................................            1,235
                                                                      -------
Expenses:
Advisory fee ...............................................            1,375
Transfer agent fees ........................................               72
Auditing and legal fees ....................................               22
Custodian fees .............................................               20
Telephone and wire charges .................................               19
Postage ....................................................               17
Commitment fee .............................................               16
Printing and stationery ....................................               15
Registration and filing fees ...............................               13
Directors' fees and expenses ...............................                8
Insurance, dues and other ..................................                6
Interest expense ...........................................                5
                                                                      -------
      Total Expenses Before
        Custody Credits ....................................            1,588
      Less: Custody Credits ................................               (2)
                                                                      -------
      Net Expenses .........................................            1,586
                                                                      -------
Investment Loss--Net ........................................            (351)
                                                                      -------
Realized and Unrealized Gain on
  Investments--Net:
  Realized Gain--Net
    (includes $8,294 loss on
    futures contracts)......................................           26,597
  Change in Unrealized Appreciation ........................           13,194
                                                                      -------
Net Realized Gain and Change in
  Unrealized Appreciation
  on Investments ...........................................           39,791
                                                                      -------
Net Increase in Net Assets
  from Operations ..........................................          $39,440
                                                                      ========

See Notes to Financial Statements

--------------------------------------------------------------------------------
8

                                     Value Line Leveraged Growth Investors, Inc.


Statement of Changes in Net Assets
for the six  months  ended  June 30,  1997  (unaudited)
and for the year  ended December 31, 1996
--------------------------------------------------------------------------------

                                                                                            Six Months Ended          Year Ended
                                                                                              June 30, 1997          December 31,
                                                                                               (unaudited)                1996
                                                                                           --------------------------------------
                                                                                                    (Dollars in thousands)
Operations:
  Investment (loss) income-net .................................................           $  (351)                     $   (72)
  Realized gain on investments-net .............................................             26,597                       32,084
  Change in unrealized appreciation ............................................             13,194                       43,388
                                                                                           --------------------------------------
  Net increase in net assets from operations....................................             39,440                       75,400
                                                                                           --------------------------------------

Distributions to Shareholders:
  Investment income-net ........................................................                --                            (4)
  Realized gain from investment transactions-net ...............................                --                       (35,996)
                                                                                           --------------------------------------
  Total distributions ..........................................................                --                       (36,000)
                                                                                           --------------------------------------

Capital Share Transactions:
  Proceeds from sale of shares .................................................             66,690                      143,236
  Proceeds from reinvestment of distributions to shareholders...................                --                        34,250
  Cost of shares repurchased ...................................................            (85,136)                    (183,106)
                                                                                           --------------------------------------
  (Decrease) from capital share transactions ...................................            (18,446)                      (5,620)
                                                                                           --------------------------------------

Total Increase .................................................................             20,994                       33,780

Net Assets:
  Beginning of period ..........................................................            371,060                      337,280
                                                                                           --------------------------------------
  End of period ................................................................           $392,054                     $371,060
                                                                                           ======================================


Accumulated Investment Loss-net,
  at end of period .............................................................           $   (351)                    $     --
                                                                                           ======================================


See Notes to Financial Statements.


--------------------------------------------------------------------------------
                                                                               9

Value Line Leveraged Growth Investors, Inc.


Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

Value Line Leveraged Growth Investors, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose sole investment objective is to realize capital growth. The Fund may employ "leverage" by borrowing money and using it for the purchase of additional securities. Borrowing for investment increases both investment opportunity and investment risk.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

(A) Security Valuation. Securities listed on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the closing sales price on the date as of which the net asset value is being determined. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Securities for which market quotations are not readily available or which are not readily marketable and all other assets of the Fund are valued at fair value as the Board of Directors may determine in good faith. Short-term instruments with maturities of 60 days or less, at the date of purchase, are valued at amortized cost which approximates market value.

(B) Repurchase Agreements. In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization, and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Federal Income Taxes. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax or excise tax provision is required.

(D) Security Transactions and Distributions. Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned. Realized gains and losses on sales of securities are calculated for financial accounting and of federal income tax purposes on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Permanent book-tax differences relating to shareholder distributions have been reclassified. Net investment loss, net realized gain (loss), and net assets are not affected. In the current year the net investment loss of $72,000 was reclassified within the composition of net assets to paid-in capital.

--------------------------------------------------------------------------------
10

                                     Value Line Leveraged Growth Investors, Inc.


                                                       June 30, 1997 (unaudited)
--------------------------------------------------------------------------------

(E) Amortization. Discounts on debt securities are amortized to interest income over the life of the security with a corresponding increase to the security's cost basis; premiums on debt securities are not amortized.

(F) Financial Futures Contracts. A financial futures contract is an agreement between two parties to buy or sell financial instruments at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker cash, or U.S. Government securities, equal to the minimum "initial margin" requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or to pay the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

2. Capital Share  Transactions,  Dividends  and  Distributions  to  Shareholders

Transactions in capital stock were as follows: (in thousands except per share amounts)

                                                     Six Months
                                                        Ended          Year
                                                      June 30,         Ended
                                                        1997        December 31,
                                                     (unaudited)       1996
                                                     ---------------------------
Shares sold ....................................          2,099        4,499
Shares issued to shareholders in
  reinvestment of dividends and
  distributions.................................             --        1,077
                                                         --------------------
                                                          2,099        5,576
Shares repurchased .............................          2,685        5,633
                                                         --------------------
Net decrease ...................................           (586)        ( 57)
                                                         ====================
Dividends per share ............................         $   --      $ .0004
                                                         ====================
Distributions per share from
  net realized gains............................         $   --      $3.3810
                                                         ====================


3. Purchases and Sales of Securities

Purchases and sales of investment securities, excluding short-term securities, were as follows:

                                                               Six Months Ended
                                                                 June 30, 1997
                                                                  (unaudited)
                                                               ----------------
                                                                (in thousands)
Purchases:
Investment Securities ......................................         $84,992
                                                                   ==========
Sales:
Investment Securities ......................................        $103,126
                                                                   ==========

At June 30, 1997, the aggregate cost of investments securities and short-term investments for federal income tax purposes, was $220,182,000. The aggregate appreciation and depreciation of investments at June 30, 1997, based on a comparison of investment values and their costs for federal income tax purposes was $177,640,000 and $3,139,000, respectively, resulting in a net appreciation of $174,501,000.

4.  Investment  Advisory  Contract,   Management  Fees,  and  Transactions  With
    Affiliates

An advisory fee of $1,375,000 was paid or payable to Value Line, Inc. (the Adviser), the Fund's investment adviser, for the period ended June 30, 1997. This was computed at the rate of 3/4 of 1% of average daily net assets for the period and paid monthly. The Adviser provides research, investment programs and supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers and employees of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses.

Certain  officers and directors of the Adviser and its wholly owned  subsidiary,
Value  Line   Securities,   Inc.  (the  Fund's   distributor  and  a  registered
broker/dealer),  are also  officers

--------------------------------------------------------------------------------
                                                                              11

Value Line Leveraged Growth Investors, Inc.


Notes to Financial Statements
--------------------------------------------------------------------------------

and a director of the Fund. During the six months ended June 30, 1997, the Fund paid brokerage commissions totalling $83,253 to the distributor, which clears its transactions through unaffiliated brokers.

The Adviser and/or affiliated companies and the Value Line, Inc. Profit Sharing and Savings Plan, owned 716,626 shares of the Fund's capital stock, representing 6.4% of the outstanding shares at June 30, 1997.


5. Borrowing Arrangement

The Fund has a line of credit agreement with State Street Bank and Trust (SSBT), in the amount of $37,500,000. The terms of the agreement are as follows: The first $12.5 million is available on a committed basis which at the Fund's option may be either at the Bank's prime rate or at the Federal Funds Rate plus 1%, whichever is less, and will be subject to a commitment fee of 1/4 of 1% on the unused portion thereof; amounts in excess of $12.5 million are made available on an unsecured basis at the same interest rate options stated above.

The Fund had no borrowings outstanding at June 30, 1997. The weighted average amount of bank loans outstanding for the six months ended June 30, 1997, amounted to approximately $147,000 at a weighted average interest rate of 6.62%. For the six months ended June 30, 1997, interest expense of approximately $5,000 and commitment fees of approximately $16,000 relating to borrowings under the agreement were paid or payable to SSBT.


6. Financial Instruments with Off-Balance Sheet Risk

At June 30, 1997, the Fund had no future contracts outstanding. During the six month period ended June 30, 1997, the Fund sold stock index futures contracts to hedge its portfolio positions against price fluctuations. Futures contracts involve elements of credit and market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The contract amounts of these futures contracts reflect the extent of the Fund's exposure to off-balance sheet risk.

The Fund purchases or sells futures contracts only on exchanges or a board of trade. The exchange or board of trade acts as the counterparty to the Fund's futures transactions; therefore, the Fund's credit risk is limited to the failure of the exchange or board of trade. The Fund bears the market risk which arises from any changes in security values.

--------------------------------------------------------------------------------
12

                                     Value Line Leveraged Growth Investors, Inc.


Financial Highlights
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each period:

                                       Six Months Ended                            Years Ended December 31,
                                         June 30, 1997     -----------------------------------------------------------------------
                                          (unaudited)         1996             1995           1994          1993         1992
                                       ----------------    -----------------------------------------------------------------------
Net asset value, beginning
  of period .........................   $    31.51         $    28.50        $   23.18     $    24.67    $    22.15    $    25.64
                                        ------------------------------------------------------------------------------------------
  Income (loss) from investment
  operations:
  Net investment (loss) income ......         (.03)              (.01)             .09            .12           .06           .16
  Net gains or losses on securities
    (both realized and unrealized) ..         3.55               6.40             8.48          (1.05)         3.50          (.81)
                                        ------------------------------------------------------------------------------------------
  Total from investment operations ..         3.52               6.39             8.57           (.93)         3.56          (.65)
                                        ------------------------------------------------------------------------------------------
  Less distributions:
    Dividends from net investment
      income ........................         --                    #             (.09)          (.12)         (.06)         (.15)
    Distributions from capital gains          --                (3.38)           (3.16)          (.31)         (.98)        (2.69)
    Distributions in excess of
        capital gains ...............         --                 --               --             (.13)         --            --
                                        ------------------------------------------------------------------------------------------
    Total distributions .............         --                (3.38)           (3.25)          (.56)        (1.04)        (2.84)
                                        ------------------------------------------------------------------------------------------
Net asset value, end of period ......   $    35.03         $    31.51        $   28.50     $    23.18    $    24.67    $    22.15
                                        ==========================================================================================
Total return ........................        11.17%+            22.31%           37.06%         -3.71%        16.20%        -2.46%
                                        ==========================================================================================
Ratios/Supplemental Data:
Net assets, end of period
  (in thousands) ....................   $  392,054         $  371,060        $ 337,280     $  264,803    $  302,345    $  290,547
Ratio of operating expenses to
  average net assets ................          .86%*(1)           .87%(1)          .88%           .89%          .90%          .93%
Ratio of interest expense to
  average net assets ................         --                  .01%            --             --             .02%         --
Ratio of net investment (loss) income
  to average net assets .............         (.19)%*            (.02)%            .31%           .49%          .22%          .62%
Portfolio turnover rate .............           23%+               34%              54%            49%           80%          208%
Average commissions paid per share
  of common stock investments
  purchased/sold ....................   $    .0494         $    .0490(2)          --             --            --            --
Average amount of debt outstanding
  during the period (in thousands) ..   $      147         $      398        $      44     $     --      $    1,651    $     --
Average number of shares
  outstanding during the period
  (in thousands) ....................       11,491             11,752           11,357         11,635        12,410        12,530
Average amount of debt per
  outstanding share during the period   $     .013         $      .03        $    .004     $     --      $      .13    $     --

#    Dividend paid was less than one cent.
(1)  Before offset for custody credits.
(2)  Disclosure effective for fiscal years beginning on or after 9/1/95.
*    Annualized
+    Not annualized.
See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                                                              13

Value Line Leveraged Growth Investors, Inc.


--------------------------------------------------------------------------------








--------------------------------------------------------------------------------
14

Value Line Leveraged Growth Investors, Inc.


--------------------------------------------------------------------------------








--------------------------------------------------------------------------------
                                                                              15

Value Line Leveraged Growth Investors, Inc.


                         The Value Line Family of Funds
--------------------------------------------------------------------------------

1950--The Value Line Fund seeks long-term growth of capital along with modest current income by investing substantially all of its assets in common stocks or securities convertible into common stock.

1952--The Value Line Income Fund's primary investment objective is income, as high and dependable as is consistent with reasonable growth. Capital growth to increase total return is a secondary objective.

1956--The Value Line Special Situations Fund seeks to obtain long-term growth of capital by investing not less than 80% of its assets in "special situations". No consideration is given to achieving current income.

1972--Value Line Leveraged Growth Investors' sole investment objective is to realize capital growth by investing substantially all of its assets in common stocks. The Fund may borrow up to 50% of its net assets to increase its purchasing power.

1979--The Value Line Cash Fund, a money market fund, seeks high current income consistent with preservation of capital and liquidity.

1981--Value Line U.S. Government Securities Fund seeks maximum income without undue risk to principal. Under normal conditions, at least 80% of the value to its assets will be invested in issues of the U.S. Government and its agencies and instrumentalities.

1983--Value Line Centurion Fund* seeks long-term growth of capital as its sole objective by investing primarily in stocks ranked 1 or 2 by Value Line for year-ahead relative performance.

1984--The Value Line Tax Exempt Fund seeks to provide investors with maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund offers investors a choice of two portfolios: a Money Market Portfolio and a High-Yield Portfolio.

1985--Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convetible Ranking System.

1986--Value Line Aggressive Income Trust seeks to maximize current income by investing in high-yielding, lower-rated, fixed-income corporate securities.

1987--Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with maximum income exempt from New York State, New York City and federal individual income taxes while avoiding undue risk to principal.

1987--Value Line Strategic Asset Management Trust* invests in stocks, bonds and cash equivalents according to computer trend models developed by Value Line. The objective is to professionally manage the optimal allocation of these investments at all times.

1993--Value Line Small-Cap Growth Fund invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993--Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to detemine the correct asset mix.

1995--Value Line U.S. Multinational Company Fund's investment objective is maximum total return. It invests primarily in securities of U.S. companies that have significant sales from international operations.


* Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from Value Line Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-223-0818, 24 hours a day, 7days a week. Read the prospectus carefully before you invest or send money.

--------------------------------------------------------------------------------
16

INVESTMENT ADVISER    Value Line, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

DISTRIBUTOR           Value Line Securities, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

CUSTODIAN BANK        State Street Bank and Trust Co.
                      225 Franklin Street
                      Boston, MA 02110

SHAREHOLDER           State Street Bank and Trust Co.
SERVICING AGENT       c/o NFDS
                      P.O. Box 419729
                      Kansas City, MO 64141-6729

INDEPENDENT           Price Waterhouse LLP
ACCOUNTANTS           1177 Avenue of the Americas
                      New York, NY 10036

LEGAL COUNSEL         Peter D. Lowenstein, Esq.
                      Two Greenwich Plaza, Suite 100
                      Greenwich, CT 06830

DIRECTORS             Jean Bernhard Buttner
                      Charles E. Reed
                      Leo R. Futia
                      John W. Chandler
                      Paul Craig Roberts
                      Nancy-Beth Sheerr

OFFICERS              Jean Bernhard Buttner
                      Chairman and President
                      Alan N. Hoffman
                      Vice President
                      Steven E. Grant
                      Vice President
                      David T. Henigson
                      Vice President and
                      Secretary/Treasurer
                      Jack M. Houston
                      Assistant Secretary/Treasurer
                      Stephen La Rosa
                      Assistant Secretary/Treasurer



The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and, accordingly, they do not express an opinion thereon. This unaudited report is issued for information of shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Trust (obtainable from the Distributor).

                                                                       VLF706141